Exhibit 99.11

Exhibit 99.8

CONSENT OF PERSON NAMED TO BECOME DIRECTOR

Coca-Cola HBC AG (“Coca-Cola HBC”) is filing a Registration Statement on Form F-4 (together with the offer to exchange/prospectus included therein, the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the exchange offer by Coca-Cola HBC described in the Registration Statement. In connection therewith, I hereby consent, pursuant to Rule 438 under the Securities Act, to being named and described as a person to become a member of the board of directors of Coca-Cola HBC in the Registration Statement and any amendments or supplements thereto or in any subsequent Registration Statement on Form F-4 filed pursuant to Rule 462(b) under the Securities Act. I also consent to the filing or attachment of this consent as an exhibit to such Registration Statement and any amendments or supplements thereto.

In witness whereof, this Consent is signed and dated as of the 30th day of October, 2012.

/s/ John Hunter
Name: John Hunter

CONSENT OF PERSON NAMED TO BECOME DIRECTOR

Coca-Cola HBC AG (“Coca-Cola HBC”) is filing a Registration Statement on Form F-4 (together with the offer to exchange/prospectus included therein, the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the exchange offer by Coca-Cola HBC described in the Registration Statement. In connection therewith, I hereby consent, pursuant to Rule 438 under the Securities Act, to being named and described as a person to become a member of the board of directors of Coca-Cola HBC in the Registration Statement and any amendments or supplements thereto or in any subsequent Registration Statement on Form F-4 filed pursuant to Rule 462(b) under the Securities Act. I also consent to the filing or attachment of this consent as an exhibit to such Registration Statement and any amendments or supplements thereto.

In witness whereof, this Consent is signed and dated as of the 30th day of October, 2012.

/s/ Irial Finan
Name: Irial Finan

CONSENT OF PERSON NAMED TO BECOME DIRECTOR

Coca-Cola HBC AG (“Coca-Cola HBC”) is filing a Registration Statement on Form F-4 (together with the offer to exchange/prospectus included therein, the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the exchange offer by Coca-Cola HBC described in the Registration Statement. In connection therewith, I hereby consent, pursuant to Rule 438 under the Securities Act, to being named and described as a person to become a member of the board of directors of Coca-Cola HBC in the Registration Statement and any amendments or supplements thereto or in any subsequent Registration Statement on Form F-4 filed pursuant to Rule 462(b) under the Securities Act. I also consent to the filing or attachment of this consent as an exhibit to such Registration Statement and any amendments or supplements thereto.

In witness whereof, this Consent is signed and dated as of the 31st day of October, 2012.

/s/ Dimitris Lois
Name: Dimitris Lois

CONSENT OF PERSON NAMED TO BECOME DIRECTOR

Coca-Cola HBC AG (“Coca-Cola HBC”) is filing a Registration Statement on Form F-4 (together with the offer to exchange/prospectus included therein, the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the exchange offer by Coca-Cola HBC described in the Registration Statement. In connection therewith, I hereby consent, pursuant to Rule 438 under the Securities Act, to being named and described as a person to become a member of the board of directors of Coca-Cola HBC in the Registration Statement and any amendments or supplements thereto or in any subsequent Registration Statement on Form F-4 filed pursuant to Rule 462(b) under the Securities Act. I also consent to the filing or attachment of this consent as an exhibit to such Registration Statement and any amendments or supplements thereto.

In witness whereof, this Consent is signed and dated as of the 26th day of October, 2012.

/s/ Kent Atkinson
Name: Kent Atkinson

CONSENT OF PERSON NAMED TO BECOME DIRECTOR

Coca-Cola HBC AG (“Coca-Cola HBC”) is filing a Registration Statement on Form F-4 (together with the offer to exchange/prospectus included therein, the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the exchange offer by Coca-Cola HBC described in the Registration Statement. In connection therewith, I hereby consent, pursuant to Rule 438 under the Securities Act, to being named and described as a person to become a member of the board of directors of Coca-Cola HBC in the Registration Statement and any amendments or supplements thereto or in any subsequent Registration Statement on Form F-4 filed pursuant to Rule 462(b) under the Securities Act. I also consent to the filing or attachment of this consent as an exhibit to such Registration Statement and any amendments or supplements thereto.

In witness whereof, this Consent is signed and dated as of the 30th day of October, 2012.

/s/ Antonio D’Amato
Name: Antonio D’Amato

CONSENT OF PERSON NAMED TO BECOME DIRECTOR

Coca-Cola HBC AG (“Coca-Cola HBC”) is filing a Registration Statement on Form F-4 (together with the offer to exchange/prospectus included therein, the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the exchange offer by Coca-Cola HBC described in the Registration Statement. In connection therewith, I hereby consent, pursuant to Rule 438 under the Securities Act, to being named and described as a person to become a member of the board of directors of Coca-Cola HBC in the Registration Statement and any amendments or supplements thereto or in any subsequent Registration Statement on Form F-4 filed pursuant to Rule 462(b) under the Securities Act. I also consent to the filing or attachment of this consent as an exhibit to such Registration Statement and any amendments or supplements thereto.

In witness whereof, this Consent is signed and dated as of the 31st day of October, 2012.

/s/ Christos Ioannou
Name: Christos Ioannou

CONSENT OF PERSON NAMED TO BECOME DIRECTOR

Coca-Cola HBC AG (“Coca-Cola HBC”) is filing a Registration Statement on Form F-4 (together with the offer to exchange/prospectus included therein, the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the exchange offer by Coca-Cola HBC described in the Registration Statement. In connection therewith, I hereby consent, pursuant to Rule 438 under the Securities Act, to being named and described as a person to become a member of the board of directors of Coca-Cola HBC in the Registration Statement and any amendments or supplements thereto or in any subsequent Registration Statement on Form F-4 filed pursuant to Rule 462(b) under the Securities Act. I also consent to the filing or attachment of this consent as an exhibit to such Registration Statement and any amendments or supplements thereto.

In witness whereof, this Consent is signed and dated as of the 28th day of October, 2012.

/s/ Sir Michael Llewellyn-Smith
Name: Sir Michael Llewellyn-Smith

CONSENT OF PERSON NAMED TO BECOME DIRECTOR

Coca-Cola HBC AG (“Coca-Cola HBC”) is filing a Registration Statement on Form F-4 (together with the offer to exchange/prospectus included therein, the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the exchange offer by Coca-Cola HBC described in the Registration Statement. In connection therewith, I hereby consent, pursuant to Rule 438 under the Securities Act, to being named and described as a person to become a member of the board of directors of Coca-Cola HBC in the Registration Statement and any amendments or supplements thereto or in any subsequent Registration Statement on Form F-4 filed pursuant to Rule 462(b) under the Securities Act. I also consent to the filing or attachment of this consent as an exhibit to such Registration Statement and any amendments or supplements thereto.

In witness whereof, this Consent is signed and dated as of the 31st day of October, 2012.

/s/ Nigel Macdonald
Name: Nigel Macdonald